Zeta Global Closes $1 Billion Credit Facility for Mergers & Acquisitions, Share Repurchases and General Corporate Purposes

NEW YORK —July 27, 2026— Zeta Global (NYSE: ZETA), the intelligent AI infrastructure company, today announced that it has successfully closed a new $1 billion credit facility to refinance its existing $550 million credit facility and lower its credit spreads. This new debt is a combination of $250 million Term Loan A and a $750 million Revolving Credit Facility, which remains undrawn at the time of closing.

“We are pleased to announce this proactive refinancing, which reduces our cost of capital and strengthens our liquidity,” said David A. Steinberg, Co-Founder, Chairman, and CEO of Zeta. "As we continue building the future of enterprise intelligence, this increased flexibility provides incredible optionality to pursue accretive M&A, support general corporate purposes, and execute opportunistically on share buybacks."

"This financing is a key step in strengthening Zeta's balance sheet and ensuring that the company is well-positioned,” said Chris Greiner, Zeta’s CFO. “By securing this capital at favorable terms, we are enhancing our financial flexibility that is aligned with our long-term vision."

BofA Securities, Inc. served as Lead Arranger and Bookrunner. Citi, JPMorgan, RBC Capital Markets, and Truist Securities served as Joint Lead Arrangers and Joint Bookrunners. Flagstar and Morgan Stanley served as Co-Documentation Agents, and MUFG was a participant in the facility.

About Zeta Global
Zeta Global (NYSE: ZETA) is the intelligent AI infrastructure company helping enterprises transform proprietary data into enterprise intelligence. The Zeta Data Cloud and Athena by Zeta™ connect proprietary enterprise knowledge with advanced AI to enable better decisions, more effective customer engagement, and stronger business outcomes. With one of the industry's largest proprietary data assets, Zeta helps organizations accelerate AI transformation and build durable competitive advantage. Founded in 2007 by David A. Steinberg and John Sculley, Zeta is headquartered in New York City with offices worldwide. Learn more at www.zetaglobal.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section

27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning our anticipated future financial performance, our market opportunities and our expectations regarding our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “guidance” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contacts:

Investor Relations

Trey Campbell

ir@zetaglobal.com

Press

Krystina Puleo

press@zetaglobal.com